CONSENT OF VANDERKAM & SANDERS


We hereby consent to the use of our name under the heading "Legal Matters in Prospectus constituting a part of the Form S-3 Registration Statement (File No. 333-28485) of IDM Environmental Corp.


                                             VANDERKAM & SANDERS


                                             /s/ Vanderkam & Sanders
                                             -----------------------------------
                                             Vanderkam & Sanders

Houston, Texas
July 9, 1997